AMENDMENT N° 16

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

Iridium Satellite LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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PREAMBLE

This Amendment N° 16 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium NEXT System, as amended, (the “Contract”) is entered into on this 24th day of July, 2013 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, the Parties have agreed to pricing of “[***]” US Dollars (US$“[***]”) for Contractor’s performance of the Launch Segment Services associated with the first Launch from the Yasny Launch Site using the Dnepr Launch Vehicle;

WHEREAS the baseline Next System Launch Campaign consists in one (1) launch of two satellites from the Yasny launch site and seven (7) launches of ten (10) Satellites from the Vandenberg site;

WHEREAS, the Parties have agreed to the Launch Date for the first Launch;

WHEREAS, the Parties have agreed to incorporate the “[***]” in place of the “[***]”;

WHEREAS, the Parties have agreed on an additional cost of “[***]” US Dollars (US$“[***]”) for incorporation of “[***]” that include “[***]” and “[***]” into the “[***]”;

WHEREAS, the Parties have agreed to add certain “[***]” testing at a cost of “[***]” US Dollars (US$“[***]”);

WHEREAS, the Parties have agreed to align “[***]” with “[***]”; and

WHEREAS, the Parties now desire to amend Articles 1, 3, 4, 21, 35 and Exhibit D of the Contract, and Amendment No. 13 and Amendment No. 14, in accordance with the terms and conditions provided for in this Amendment.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1: Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2:        Article 1 of the Contract is hereby revised to add the following definitions.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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“[***]” means “[***]”.

“[***]” or “[***]” means “[***]”.

“Primary Transportation” means the transportation (including transportation, transit insurance, taxes and duties) of Satellites, ground support equipment (“GSE”) and hydrazine (collectively, “Transported Items”) to or from the shipping points defined in Article 9.

“Yasny Launch Site” means the Launch Site located in Yasny, Orenburg Region, Russian Federation.

Article 3:        The first paragraph of Article 3.3.2 is hereby deleted and replaced in its entirety with the following paragraph.

“With respect to the initial Satellite Batch, the scheduled Launch date shall be February 1, 2015, the Launch Services Provider shall be International Space Company Kosmotras, the Launch Site shall be Yasny Launch Site located in the Orenburg Region, Russian Federation, and the quantity of Satellites to be included in the initial Satellite Batch shall be two (2).”

Article 4:        The text “…subsequent “[***]” day Satellite Batch launch campaign” at the end of Article 3.4.1 is hereby deleted and replaced in its entirety with the wording “…subsequent Satellite Batch launch campaign of “[***]” days, or “[***]” days in the case of launch campaigns from the Yasny Launch Site.

Article 5:        The first sentence of Article 3.4.3 is modified by inserting the wording “, excluding Launch of Satellites using the Dnepr Launch Vehicle.” directly after the words “to the Base Contract Price” in the fifth line. The last sentence of Article 3.4.3 is modified by inserting the wording “, or “[***]” day period for Satellites using the Dnepr Launch Vehicle,” directly after the words “such additional “[***]” day period”.

Article 6:        Article 5.e set forth in Amendment No. 13 is hereby deleted and replaced in its entirety with the following:

“e.	incorporate the “[***]”, including “[***]” and “[***]” into “[***]”, at a cost to Iridium of “[***]” US Dollars (US$“[***]”); such agreed to amount to be deducted from the Adjustment, leaving a remaining Adjustment balances of “[***]” U.S. Dollars (US$“[***]”).”

Article 7:        Article 2 set forth in Amendment No. 14 is hereby deleted and replaced in its entirety with the following:

“The cost to implement “[***]”,“[***]” U.S. Dollars (US$“[***]”), shall be accounted for as follows:

(i)	“[***]” U.S. Dollars (US$“[***]”) of this total amount shall be deducted from the Adjustment, leaving no remaining Adjustment balance; and

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(ii)	the Base Contract Price set forth in Article 4.1 of the Contract is hereby increased by “[***]” U.S. Dollars (US$“[***]”) to a new Base Contract Price of not more than “[***]” U.S. Dollars (US$“[***]”).”

Article 8:        The Base Contract Price set forth in Article 4.1 of the Contract is hereby increased by “[***]” U.S. Dollars (US$“[***]”) to a new Base Contract Price of not more than “[***]” U.S. dollars (US$“[***]”).

Article 9:        Article 4.4 is hereby modified by addition of the following directly after the first paragraph.

“Notwithstanding the foregoing, pricing applicable to Launch Segment Services for Launches from the Yasny Launch Site does not include the following costs.

(a)	Primary Transportation;

(b)	“[***]”;

(c)	“[***]”; and

(d)	any activities that may be required by “[***]”.

Contractor shall provide to Purchaser a firm, fixed price proposal for Primary Transportation no less than six (6) months prior to the then-scheduled Launch of the initial Satellite Batch. If Contractor provides such transportation, the shipping and delivery points shall be: (i) from “[***]” and (ii) from “[***]”. If Purchaser accepts Contractor’s proposal for Primary Transportation, then Contractor shall arrange Primary Transportation, and the cost for Primary Transportation shall become a part of the Base Contract Price, and Milestone Payments for Primary Transportation shall be agreed by the Parties, and as appropriate, integrated into and made part of Exhibit D, Payment Plan.

If Purchaser does not accept Contractor’s proposal for Primary Transportation applicable to the then-scheduled Launch of the initial Satellite Batch, Purchaser shall be responsible for procuring such Primary Transportation.

If Primary Transportation is procured by Purchaser:

1.	the shipping points and delivery points shall be: (i) from “[***]”; and (ii) from “[***]”.
2.	Contractor shall be liable for shipping the “[***]”, as designated by Purchaser, and “[***]”.
3.	Risk of loss or damage to the Transported Items shall pass from Contractor to Purchaser upon delivery of said items by Contractor to Purchaser in accordance with Incoterms DAT at “[***]”. Thereafter, risk of loss or damage to the Transported Items shall revert to the Contractor.
4.	Primary Transportation will exclude any transportation resulting from the errors or omissions of Contractor or its Subcontractors.

Though Contractor acknowledges that its Subcontractor responsible for the performance of Launch Segment Services, Orbital Sciences Corporation, shall coordinate the review and approval of the “[***]”, Contractor shall not be liable for this activity.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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If Purchaser exercises its Options under CLIN 010, the Parties agree to negotiate in good faith the cost of Primary Transportation for such exercised Options.

Title to the Satellites, GSE and hydrazine shall remain with Contractor, and Contractor shall be responsible for all applicable export license(s) regardless of which Party is responsible for Primary Transportation. Purchaser shall arrange for the issuance of required import licence(s). The Parties shall cooperate and provide each other all reasonable and necessary assistance in obtaining and maintaining any and all such export or import licenses.

Article 10:        The second paragraph of Article 21.1.1 is hereby deleted and replaced in its entirety with the following paragraph.

“In the event Contractor fails to meet the “[***]” dates set forth herein for Satellite Batches Number Two (#2) through Eight (#8), as such dates may be adjusted in accordance with this Contract, Contractor shall pay Purchaser, as liquidated damages and not as a penalty, the incremental amounts listed below (the “Liquidated Damages”), with the damages period beginning as set forth in Table 21.1.1 taking into account any applicable grace period for Satellite Batches Number One (#1) through Eight (#8) noted in Table 21.1.2.”

Article 11:        Table 21.1.1 is hereby deleted and replaced in its entirety with the following table.

Table 21.1.1
Satellite Batch	Percentage of Base Contract Price
“[***]”	“[***]”

“[***]”	“[***]”

“[***]”	“[***]”

Article 12:        The title set forth in the first (1st) column of Table 21.1.1(a) in Article 21.1.1 is hereby modified by (i) deleting the phrase “(as of the corresponding “[***]” Milestone)” and inserting the phrase “(as of “[***]”)”.

Article 13:        Article 21.1.2 is hereby modified by (i) deleting the words “Tables 21.1.1(a) and (b)” immediately following the text “periods set forth in” in the third line and inserting the words “Table 21.1.2(a) and (b)” in place thereof.

Article 14:        The wording “, or “[***]” days in the case of Launches from the Yasny Launch Site,” is hereby added directly following the wording “”occur “[***]” days” in the first line of Article 21.2.1.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Article 15:        The following sentences are hereby added immediately at the end of Article 21.2.1.

(1)	“Contractor’s payment of Liquidated Damages to Purchaser shall be subject to an aggregate pool of “[***]” days of grace, which may be applied to each Satellite Batch, provided that: (i) Contractor provides to Purchaser documented justification that Contractor requires additional time to complete the Launch Segment Services; (ii) the Parties shall discuss in good faith the details for applying any days of grace; and (iii) such “[***]” day grace period shall not be available to Contractor if requested “[***]” or less days prior to the then-scheduled Launch.

Article 16:        Article 35 is hereby revised by the addition of the following Article 35.12.

        “Article 35.12        Option for Additional Launches from the Yasny Launch Site (CLIN 010)

Purchaser may, at its option to be exercised by written notice, order Contractor to Launch a Batch of NEXT Satellites at the Yasny Launch Site in accordance with the SOW. All other terms not specified below relating to the performance of the Work associated with the Yasny Launch Site shall be in accordance with the terms of this Contract, including the SOW. CLIN 010 is for Launches that are in addition to the current NEXT System Launch Campaign, which consists of one (1) Launch of two (2) Satellites from the Yasny Launch Site and seven (7) Launches of ten (10) Satellites from the Vandenberg Launch Site. The Parties shall negotiate in good faith if there is a change to the current NEXT System Launch Campaign.

(i)	Option Exercise. Purchaser may exercise CLIN 010 consistent with the advance notification requirements for the Launch of Satellite Batches involving existing Launch Services Providers as provided for in Article 3.3.2 (b).

(ii)	Period of Performance. From the CLIN 010 option exercise date up through completion of the Launch of the applicable Satellite Batch.

(iii)	Price. The price for CLIN 010 is set forth in Table 35.10 below, and shall become part of the Base Contract Price.
(iv)	The price for CLIN 010 does not include the following costs:

(a)	Primary Transportation;

(b)	“[***]”; and

(c)	“[***]”.

Table 35.10

CLIN 010 YASNY LAUNCH SITE
CLIN 010 Yasny 1 launch per 2 Satellites	• US$“[***]” • Price valid through “[***]” for up to “[***]” consecutive Launches • Price will be subject to an annual escalation of “[***]” percent (“[***]”%) after “[***]”.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(v)	Payment. Milestone Payments for any Launches ordered under CLIN 010 shall be as set forth in Exhibit D, Payment Plan.

Article 17:        Article 35 is hereby revised by the addition of the following Article 35.13.

“Article 35.13      Option for Additional Days for Performance of Launch Segment Services at the Yasny Launch Site (CLIN 011)

If additional days are needed to complete the Launch Segment Services after the Satellites have arrived at the Yasny Launch Site for reasons not attributable to Contractor, Purchaser may, at its option to be exercised by written notice, authorize up to “[***]” additional days for Contractor to perform such Launch Segment Services in accordance with the SOW. All other terms not specified below relating to the performance of the Work associated with such Launch Segment Services shall be in accordance with the terms of this Contract, including the SOW.

(i)	Option Exercise. Purchaser may exercise CLIN 011 item any time before the Launch of a Satellite Batch for Launch Segments Services are being performed.

(ii)	Period of Performance. From the CLIN 011 exercise date for no more than “[***]” days.

(iii)	Price. The price for CLIN 011 shall be “[***]” U.S. dollars ($“[***]”) per day for up to “[***]” days, and shall become part of the Base Contract Price. This price does not include:

(a) “[***]”; and

(b) “[***]”.

(iv)	Payment. Milestone Payments for any additional days shall be agreed by the Parties, and as appropriate, integrated into and made part of Exhibit D, Payment Plan.

Article 18:        Milestones “[***]” and “[***]” set forth in the Payment Plan are hereby deleted and replaced in their entirety by the following payment amounts.

“[***]”

Article 19:        Milestones “[***]” and “[***]” set forth in the separate milestone payment schedule, applicable to the implementation of the “[***]” services, in Amendment No. 11 to the Contract are hereby deleted and replaced in their entirety by the following:

“[***]”

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Article 20:        Exhibit D of the Contract is hereby revised to add the following separate milestone payment schedule applicable to the “[***]”.

“[***]”

Article 21:        The table set forth in Amendment No. 11 to the Contract that revised Appendix A of the SOW to add a separate CDRL table applicable to the implementation of the “[***]” Service is hereby deleted and replaced in its entirety with the following.

“[***]”

Article 22:        The separate milestone payment schedule, applicable to the implementation of the “[***]” services, set forth in Amendment No. 14 to the Contract is hereby modified by (i) deleting the payment amount of “US$“[***]”” for Milestone “[***]” and (ii) inserting the payment amount of “US$“[***]”” in place thereof.

Article 23:        This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 24:         All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ S. Scott Smith	/s/ Nathalie Smirnov
S. Scott Smith	Nathalie Smirnov

Executive Vice President	Executive Vice President
Technology Development and Satellite Operations	Business Line Telecommunications

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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